John Hancock Greater China Opportunities Fund (the “Fund”)
Supplement dated 2-25-11 to the current Summary Prospectuses
Matthew Lee is no longer a portfolio manager on the investment management team of the Fund. In addition, Ronald Chan has joined the investment management team of the fund.
Accordingly, the information under the heading “Portfolio management” is amended and restated, as follows:
Terrace Pak Hing Chum, MBA, CFA, CAIA
Managing Director of Greater China Equities
Joined fund team in 2008
Ronald Chan
Regional Head of Greater China Equities
Joined fund team in 2011
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.